Dreyfus European
Fund

Annual Report


October 31, 1995

Dreyfus European Fund
---------------------------------------------------------------------------
Letter to Shareholders

Dear Shareholder:

    For the 12-month period ended October 31, 1995, the Dreyfus European Fund's Investor shares and Class R shares produced total returns of 7.16% and 7.29%, respectively.* The Fund's benchmark index of comparison, the Morgan Stanley Capital International Europe Index, provided a total return of 13.2% for that same period.**

EUROPEAN ECONOMIC REVIEW

    Over the past 12 months, many European economies have continued their recovery from recession. Real economic growth in the European Union was above 3% in 1994 and should show an increase of about 2.5% for 1995. Some signs of a cyclical slowdown were apparent in the third quarter of this year, yet we expect growth to remain solidly above 2% in 1996.

    The forthcoming European Monetary Union and prospects for a wider economic unification with Eastern Europe play a major role in formulating the political agenda for most European governments. Reducing budget deficits and increasing the competitiveness of business are universal priorities. Witness the large privatization programs underway all over Europe. While there are difficulties in gaining a political consensus on these issues -- as evidenced by the civil service strikes in France and the political instability in Italy -- the wave of economic reform seems unstoppable. The European Commission is fostering an aggressive campaign of deregulation. Local monopolies of telephone companies and utilities are primary targets. Even the sacred cow of the wasteful Common Agricultural Policy is undergoing substantial reform. We believe these reforms combined with continuing low inflation should result in significant reductions in interest rates in most European countries particularly in the south where real interest rates are very high.

THE PORTFOLIO AND THE MARKET

    Economic recovery from Europe's worst recession in 20 years continued during 1995. The rate of recovery varied from country to country. Accordingly, the Fund's investment results reflected that variability. As of October 31, 1995, the Fund's largest overweightings compared to its benchmark index were France (17.2%), Spain (7.1%), Norway (6.8%), Denmark (3.4%) and Ireland (3.2%).

                                Weighting     vs.      Index
                                ----------------------------
    France.............         17.2%         vs.      12.9%
    Spain..............          7.1%         vs.       3.4%
    Norway.............          6.8%         vs.       .96%
    Denmark............          3.4%         vs.       1.6%
    Ireland............          3.2%         vs.       0.6%

    The portfolio's Irish holdings benefited from a recognition on the part of investors that Ireland's equity market was undervalued compared to other European stock markets. We believe Denmark, a country with strong economic linkage to Germany, has sound fiscal policies and is, in short, a well-managed country. The Fund profited from its holdings of financial stocks as interest rates moved lower in Denmark.

    French equities were the Fund's second largest position (after the United Kingdom). Despite the below-par performance of the Fund's French equity position last year, we remain very optimistic. We believe a reduction in interest rates and much-needed economic reforms should help the holdings in the Fund's portfolio. The election of President Chirac resolved the French political uncertainty question that had hampered stock market performance during the year. But the government was somewhat slow to assemble its economic reform package causing further uncertainty among equity investors. French social security reforms should pave the way for much-needed interest rate reductions, which, in turn, should enhance the environment for equity investment.

    We believe that the investment climate in Spain will remain unsettled for awhile and, accordingly, have reduced our overweighted position since the close of the Fund's fiscal year.

    The United Kingdom (33.8%) and Germany (13.7%) were the two largest components of the benchmark index as of October 31, 1995. Accordingly, stock market performance in these two countries had a significant effect on the investment performance of the overall benchmark index. The Fund was underweighted in the United Kingdom (26.5% vs. 33.8%) and slightly underweighted in Germany (12.7% vs. 13.7%) as of October 31, 1995.

    Economic recovery in the United Kingdom started earlier than in other European countries and, accordingly, over the past 12 months, the economy grew at little more than half the rate of 1994. Thus, corporate profits were lackluster and so too was equity performance. Germany experienced slow growth over the past few years as its economy adjusted to the absorption of East Germany, an economic condition that has retarded the performance of the Fund's German equities. Yet we believe very sound fiscal and monetary policies combined with an undervalued equity market make the Fund's German equities very attractive long-term investments.

    During the Fund's fiscal year, stocks in Italy suffered from the effects of a weak lira and political uncertainty. We believe that the political situation has stabilized and that equities are now at attractive valuation levels with good prospects for growth in earnings. These factors, combined with the possibility of a decline in interest rates, caused us to overweight the Fund's holdings in Italy (5.4%) compared to the benchmark index (4.5%).

    We believe that fundamentals are currently rather attractive for equity investment in Europe and we expect interest rates to remain low and possibly decline further.

                          Sincerely yours,



                          Timothy Ryan
                          Portfolio Manager
                          Dreyfus European Fund
                          S.A.M. Finance, S.A.

November 15, 1995
Paris, France

* Total return includes reinvestment of dividends and any capital gains paid.
**SOURCE:  LIPPER ANALYTICAL SERVICES, INC. -- The Morgan Stanley Capital
  International Europe Index is an unmanaged index composed of a sample of companies representative of the market structure of European countries. The return indicated includes net dividends reinvested. The Index is the property of Morgan Stanley & Co., Incorporated.

Dreyfus European Fund      October 31, 1995
----------------------------------------------------------------------------
COMPARISON OF CHANGE IN VALUE OF $10,000 INVESTMENT IN DREYFUS EUROPEAN FUND CLASS R SHARES AND THE MORGAN STANLEY CAPITAL INTERNATIONAL EUROPE INDEX





                Dreyfus European Fund   Morgan Stanley Capital International
Period           (Class R Shares)               Europe 14 Index *
--------        ---------------------   ------------------------------------
1/5/87               $10,000                        $10,000
10/31/87               8,950                         10,247
10/31/88               9,441                         11,795
10/31/89               9,523                         13,195
10/31/90              11,307                         14,902
10/31/91              11,886                         15,937
10/31/92              11,906                         15,638
10/31/93              13,915                         19,652
10/31/94              14,746                         21,861
10/31/95              15,821                         24,749

*Source: Lipper Analytical Services, Inc.


Average Annual Total Returns
------------------------------------------------------------------------------

    Investor Class Shares                    Class R Shares
--------------------------------     -------------------------------
    Period ended 10/31/95                 Period ended 10/31/95
--------------------------------     -------------------------------

1 Year                     7.16%     1 Year                   7.29%
From Inception (4/14/94)   8.64      5 Years                  6.94
                                     From Inception (1/5/87)  5.33

Past performance is not predictive of future performance.

The above graph compares a $10,000 investment made in Class R shares of Dreyfus European Fund on 1/5/87 (Inception Date) to a $10,000 investment made in the Morgan Stanley Capital International Europe Index on that date. For comparative purposes, the value of the Index on 12/31/86 is used as the beginning value on 1/5/87. All dividends and capital gain distributions are reinvested. Performance for Investor Class shares will vary from the performance of Class R shares shown above due to differences in charges and expenses.

The Fund seeks to outperform the Morgan Stanley Capital International Europe Index in the medium to long term by allocating the Fund's assets among the Western European countries and industry sectors represented in the Index.
The Fund's performance shown in the line graph takes into account all applicable fees and expenses. The Index, which is the property of Morgan Stanley & Co. Incorporated, is an unmanaged index of equity performance in Western Europe and encompasses securities of all major industry sectors in 14 countries and includes net dividends reinvested. The Index does not take into account charges, fees and other expenses. Further information relating to Fund performance, including expense reimbursements, if applicable, is contained in the Financial Highlights section of the Prospectus and elsewhere in this report.

Dreyfus European Fund
---------------------------------------------------------------------------
Statement of Investments                                    October 31, 1995


Common Stocks--96.6%                                                              Shares          Value
                                                                               ------------  --------------
                     Belgium--1.3%     Generale de Banque....................       210      $       67,873
                                       Glaverbal NPV VVPR....................        13               1,475
                                       Glaverbal Strip NPV VVPR..............        13                   2
                                       Petrofina.............................        80              24,807
                                       Solvay, Class A, NPV..................        50              25,207
                                       Tractabel.............................        80              29,282
                                                                                                -----------
                                                                                                    148,646
                                                                                                -----------

                     Denmark--3.4%     Carlsberg, Class B....................     2,200             113,988
                                       International Service Systems AS,
                                         Class B.............................     1,700              34,859
                                       Novo Nordisk AS, Class B..............       400              50,897
                                       Sophus Berenden, Class B                   1,230             134,890
                                       Superfos AS...........................       500              44,398
                                                                                                -----------
                                                                                                    379,032
                                                                                                -----------


                  Finland--1.5%        Kansallis-Osake-Pankki................    15,000              12,021
                                       Outokumpu, Class A....................     3,200              50,914
                                       Pohjola, Class B, Free................     3,800              55,533
                                       Repola................................     1,100              21,313
                                       Stockmann AB, Class B, Free...........       600              30,831
                                                                                                -----------
                                                                                                    170,612
                                                                                                -----------

                  France--17.2%        AXA...................................     2,035             113,201
                                       Air Liquide (L')......................        45               7,558
                                       Cap Gemini Sogeti.....................     4,500             124,424
                                       Carrefour.............................       120              70,587
                                       Cerus (Cie Europenne Reunis)..........       700               9,133
                                       Cie Generale Des Eaux.................     1,162             108,168
                                       Clarins...............................     1,500             140,246
                                       Clarins (Rights)......................     1,500  (a)         20,092
                                       Club Mediterranee.....................     1,600             125,673
                                       Club Mediterranee (Rights)............     1,600  (a)          1,580
                                       Compagnie de St. Gobain...............     1,050             125,376
                                       Compagnie Financiere De Paribas S.A..      1,140              62,808
                                       Compagnie Financiere de Suez.........        375              14,178
                                       DMC (Dollfus-Mieg & Cie).............        500              21,393
                                       Damart...............................         15              13,333
                                       Danone (EX BSN)......................        660             105,573
                                       Dassault Electronique................      1,500              54,685
                                       Esso Francaise.......................        200              21,956
                                       Eurafrance...........................         50              16,743
                                       Finextel.............................      1,000              12,739
                                       Fromageries Bel......................         30              28,025
                                       GTM-Entrepose........................      1,477              95,895
                                       Groupe Andre.........................        300              23,871
                                       LVMH Moet Hennessey..................        539             107,414
                                       Lyonnaise des Eaux Dumez.............        763              74,542
                                       Salomon..............................         60              34,679
                                       Sat sa de Telecom....................        200              74,019



Dreyfus European Fund
---------------------------------------------------------------------------
Statement of Investments (continued)                   October 31, 1995



Common Stocks (continued)                                                        Shares          Value
----------------------------------------------------------------              ------------    -------------
                 France (continued)    Skis Rossignol.......................         36        $      9,615
                                       Societe Generale.....................        962             110,140
                                       Societe National Elf Aquitaine.......      2,927             199,630
                                                                                                -----------
                                                                                                  1,927,276
                                                                                                -----------
                    Germany--12.6%     Agiv AG..............................      1,300              27,330
                                       Allianz Holdings AG..................        160             296,023
                                       Bayer AG.............................         30               7,977
                                       Bayerische Motoren Werke AG..........        218             116,896
                                       Commerzbank AG.......................        300              69,418
                                       Daimler Benz Group AG................         70              33,732
                                       Deutsche Bank AG.....................      1,250              56,525
                                       Didier-Werke AG......................        150              11,836
                                       Dresdner Bank........................        450              12,017
                                       Gerresheimer Glas AG.................        460              84,290
                                       Heidelberg (Portland-Zementwerke)....        110              68,750
                                       Linde AG.............................        200             122,869
                                       M.A.N. AG............................        100              28,977
                                       Preussag AG..........................        250              71,023
                                       Schering Group AG....................      1,000              69,744
                                       Siemens AG...........................        380             199,176
                                       Strabag Bau AG.......................         50               8,345
                                       VEBA AG..............................      3,100             127,237
                                                                                                -----------
                                                                                                  1,412,165
                                                                                                -----------
                    Ireland--3.2%      Allied Irish Banks...................     12,000              60,725
                                       Bank of Ireland PLC..................     17,100             113,619
                                       Clondalkin...........................     13,000              73,009
                                       Kerry Group PLC......................      7,680              59,777
                                       Waterford Glass (Units)..............     25,000              22,741
                                       Woodchester Investment (Units).......     10,000              25,984
                                                                                                -----------
                                                                                                    355,855
                                                                                                -----------

                       Italy--5.4%     Assicurazioni Generali SPA...........      4,361             101,830
                                       Banco Ambrosiano Veneto..............     22,000              57,385
                                       Banca Commerciale Italiana...........     15,600              30,445
                                       Banco Commerciale Italiana SPA
                                         (Warrants).........................      2,600 (a)             261
                                       Benetton.............................      3,400              35,250
                                       Cementir SPA.........................      8,000               6,673
                                       Cir-Compagnie Industriale............      4,000               2,522
                                       Credito Italiano SPA.................      7,000               7,968
                                       Fiat SPA.............................     10,500              34,252
                                       Fidis................................      8,000              14,582
                                       Franco Tosi SPA......................      2,000              17,033
                                       Italgas..............................     10,100              26,916
                                       Magneti Marelli......................      9,500              18,212
                                       Olivetti Group SPA...................     10,000               7,480
                                       Pirelli SPA..........................     22,000              28,485


Dreyfus European Fund
-------------------------------------------------------------------------------
Statement of Investments (continued)                           October 31, 1995


Common Stocks (continued)                                                        Shares          Value
                                                                              ------------    -------------
                Italy (continued)      Premafin Financeria...................     9,000        $      3,847
                                       RAS...................................     1,120              11,263
                                       RAS (Warrants)........................       160                 553
                                       SME (Meridionale Finanziaria).........     1,212               2,670
                                       Sirti SPA.............................     1,700              10,375
                                       Snia BPD..............................    28,000              27,402
                                       Telecom Italia Mobile.................    46,460              78,115
                                       Telecom Italia Mobile di Risp.........     6,000               6,675
                                       Telecom Italia SPA....................    46,460              70,668
                                       Telecom Italia SPA di Risp............     6,000               7,090
                                                                                                -----------
                                                                                                    607,952
                                                                                                -----------

              Netherlands--5.1%        ABN Amro Holdings.....................     1,234              51,814
                                       Akzo Nobel N.V........................       300              34,142
                                       Elsevier N.V..........................     2,500              32,299
                                       Internationale Nederlanden Groep......       717              42,729
                                       Koninklijke Ahold N.V.................       824              31,207
                                       Koninklijke PTT NED...................     1,400              49,208
                                       Nutricia Verenigde Bedrijven..........       500              38,790
                                       Philips Electronics N.V...............     1,200              46,359
                                       Royal Dutch Petroleum.................     1,700             210,912
                                       Van Ommerren..........................       350              10,440
                                       Wolters Kluwer CVA....................       200              18,189
                                                                                                -----------
                                                                                                    566,089
                                                                                                -----------

                      Norway--6.8%     Dyno Industrier.......................     3,300              66,817
                                       Hafslund Nycomed, Class B.............     4,359             121,881
                                       Kvaerner, Class A.....................     1,100              46,312
                                       Norske Hydro AS.......................     3,800             151,438
                                       Orkla AS..............................     1,500              77,615
                                       Saga Petroleum........................    20,000             250,683
                                       Skogsindustries, Class A..............     1,700              49,309
                                                                                                -----------
                                                                                                    764,055
                                                                                                -----------

                      Spain--7.1%      Argentaria............................     1,600              56,525
                                       Autopista Cesa........................     1,230              11,493
                                       Banco Bilbao Vizcaya..................     1,494              45,677
                                       Centros Commersiales Pryca............       500              10,656
                                       Empresa Nacional de Elec (Endesa).....     2,800             139,312
                                       Fomento de Construcciones y Contratas SA     100               7,066
                                       Gas Natural S.D.G. SA.................       600              82,328
                                       Iberdrola S.A.........................     6,500              49,016
                                       Portland Valderrivas SA...............       200              13,131
                                       Prosegur Compania Securi SA...........       500              12,254
                                       Repsol SA.............................     4,000             119,508
                                       Telefonica de Espana..................    11,300             142,639
                                       Zardoya-Otis..........................     1,100             107,475
                                                                                                -----------
                                                                                                    797,080
                                                                                                -----------

Dreyfus European Fund
--------------------------------------------------------------------------------
Statement of Investments (continued)                            October 31, 1995


Common Stocks (continued)                                                        Shares          Value
                                                                              ------------    -------------
                 Switzerland--6.5%     Ciba-Geigy AG.........................        70       $      60,414
                                       Credit Suisse Holding.................       700              71,510
                                       Nestle SA.............................       100             104,799
                                       Roche Holdings AG.....................         5              63,959
                                       SMH AG Nuenberg.......................       200              26,860
                                       Sandoz AG.............................       225             185,667
                                       Schweiz-Ruckvericherundgs.............         8               8,736
                                       Schweizerischer Bankverein............       170              69,767
                                       Union Bank of Switzerland.............        60              64,993
                                       Zurich Verischerung...................       250              71,554
                                                                                                -----------
                                                                                                    728,259
                                                                                                -----------
          United Kingdom--26.5%        Argyll Group PLC.......................      401               2,040
                                       Associated British Foods PLC...........    9,000             100,164
                                       B.A.T. Industies PLC...................   12,156              99,808
                                       BBA Group..............................    6,000              25,533
                                       BTR PLC................................    7,498              39,856
                                       Barclays Bank PLC......................   13,745             161,454
                                       Beazer Homes PLC.......................    9,000              21,844
                                       Boots Company PLC......................   13,871             122,776
                                       British Gas PLC........................    5,000              19,063
                                       British Petroleum Company PLC..........   10,579              77,906
                                       British Telecommunications PLC.........   34,970             208,289
                                       CRH....................................   11,000              73,088
                                       General Electric PLC...................   18,393              91,367
                                       Glaxo Holdings PLC.....................   18,691             252,373
                                       Great Universal Stores PLC.............    7,820              70,578
                                       Guinness PLC...........................   15,600             125,124
                                       Hanson PLC.............................   48,981             150,133
                                       Hillsdown Holdings PLC.................    6,000              15,899
                                       Imperial Chemical Industries PLC.......    6,200              75,868
                                       Irish Life PLC.........................   28,327             104,415
                                       Laing (John) PLC.......................    4,000              14,238
                                       Lasmo PLC..............................   17,357              42,286
                                       Lloyds Bank PLC........................    6,234              76,777
                                       Meggitt................................   25,000              34,409
                                       Meyer International....................    5,000              27,685
                                       National Power PLC.....................    9,500              74,093
                                       Norcros................................    1,600               2,050
                                       Pearson PLC............................    5,918              58,842
                                       Pilkington PLC.........................   18,000              53,820
                                       Reuters PLC............................   12,400             115,347
                                       Royal Bank of Scotland Group PLC ......   19,344             156,836
                                       Sainsbury PLC..........................    5,919              39,656
                                       Sedgwick Group PLC.....................   11,000              18,446
                                       Signet Group...........................    7,000               1,440
                                       Simon Engineering......................   16,000              21,009
                                       Smithkline Beecham PLC.................      177               1,814
                                       Smurfit Group..........................   16,000              43,283
                                       Southern Water PLC.....................   17,000             183,014
                                       Thames Water PLC.......................    2,766              23,039


Dreyfus European Fund
-----------------------------------------------------------------------
Statement of Investments (continued)                   October 31, 1995


Common Stocks (continued)                                                         Shares          Value
                                                                              ------------    -------------
        United Kingdom (continued)     Thorn-EMI PLC..........................       35         $       816
                                       Vickers PLC............................    3,000              11,912
                                       Williams Holdings PLC..................    3,714              18,420
                                       Willis Corroon PLC.....................    8,000              15,947
                                       Wilson Holdings PLC....................    4,000               8,986
                                       Wimpey (George) PLC....................    8,000              12,909
                                       Zeneca Group PLC.......................    4,200              78,304
                                                                                                -----------
                                                                                                  2,972,956
                                                                                                -----------
                                       TOTAL COMMON STOCKS
                                         (cost $9,283,117)....................                  $10,829,977
                                                                                                -----------

Preferred Stock--.2%
-----------------------------------------------------------------------
                          Germany;    Krones AG
                                        (cost $27,304)........................       50         $    17,898
                                                                                                -----------


                                                                                Principal
Convertible Corporate Bond--.0%                                                  Amount
----------------------------------------------------------------------         ---------

                         France;      AXA, 4.50%, 1/1/1999
                                        (cost $7,640) .....................$     13,600         $     8,738
                                                                                                -----------

Short-Term Investments--2.9%
----------------------------------------------------------------------

                Commercial Paper;     Ford Motor Credit Co.
                                        5.90%, 11/1/1995
                                        (cost $322,000)  .................  $   322,000         $   322,000
                                                                                                -----------

TOTAL INVESTMENTS (cost $9,640,061).......................................         99.7%        $11,178,613

CASH AND RECEIVABLES (NET)................................................           .3%        $    35,350
                                                                                -------         -----------

NET ASSETS................................................................        100.0%        $11,213,963
                                                                                -------         -----------
                                                                                -------         -----------

Note to Statement of Investments;
(a) Non-income producing.



See notes to financial statements.

Dreyfus European Fund
----------------------------------------------------------------------
Statement of Assets and Liabilities                   October 31, 1995

ASSETS:
    Investments in securities, at value
        (cost $9,640,061)--see Statement of Investments.....................                       $11,178,613
    Cash and foreign currency (Cost $47,374)................................                            37,048
    Dividends and interest receivable.......................................                            32,375
                                                                                                  ------------

                                                                                                    11,248,036
LIABILITIES:
    Due to The Dreyfus Corporation-Note 2(a)................................   $    32,933
    Due to the Distributor-Note 2(c)........................................           133
    Net unrealized depreciation on forward currency
        exchange contracts..................................................           370
    Directors' fees payable-Note 2(d).......................................           637              34,073
                                                                                 ---------        ------------
NET ASSETS..................................................................                       $11,213,963
                                                                                                  ------------
                                                                                                  ------------
REPRESENTED BY:
    Paid-in capital.........................................................                        $8,955,730
    Accumulated undistributed investment income--net........................                           107,229
    Accumulated undistributed net realized gain on investments .............                           622,750
    Accumulated net unrealized appreciation on investments and foreign currency
        transactions-Note 3 ................................................                         1,528,254
                                                                                                  ------------

NET  ASSETS at value........................................................                       $11,213,963
                                                                                                  ------------
                                                                                                  ------------
NET ASSET VALUE offering and redemption price per share:
    Investor Shares
        (8 million shares of $.001 par value Capital Stock authorized)
        ($591,495 / 50,999 shares of capital stock outstanding).............                            $11.60
                                                                                                       -------
                                                                                                       -------
    Class R Shares
        (12 million shares of $.001 par value Capital Stock authorized)
        ($10,622,468 / 917,079 shares of capital stock outstanding).........                            $11.58
                                                                                                       -------
                                                                                                       -------
                      See notes to financial statements.


Dreyfus European Fund
--------------------------------------------------------------------------
Statement of Operations                      Year ended October 31, 1995


INVESTMENT INCOME:
    Income:
      Cash dividends (net of $47,170 foreign taxes withheld at source)......                                 $ 294,961

    Expenses:
      Investment management fee--Note 2(a,b)................................         $185,344
      Distribution fees (Investor Shares)--Note 2(c)........................              786
      Directors' fees and expenses--Note 2(d)...............................            1,575
                                                                                    ---------
          Total Expenses....................................................                                   187,705
                                                                                                            ----------
          INVESTMENT INCOME--NET............................................                                   107,256
                                                                                                            ----------

REALIZED AND UNREALIZED GAIN ON INVESTMENTS-Note 3:
    Net realized gain on investments and foreign currency transactions......         $623,476
    Net realized (loss) on forward currency exchange contracts..............             (751)
                                                                                    ---------
      Net Realized Gain.....................................................                                   622,725
    Net unrealized appreciation on investments and foreign currency transactions                                33,050
                                                                                                            ----------
          NET REALIZED AND UNREALIZED GAIN ON INVESTMENTS...................                                   655,775
                                                                                                            ----------
NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS........................                                 $ 763,031
                                                                                                            ----------
                                                                                                            ----------
                   See notes to financial statements.


Dreyfus European Fund
------------------------------------------------------------------------
Statement of Changes in Net Assets

                                                                                     Year Ended October 31,
                                                                                 ------------------------------
                                                                                      1995              1994
                                                                                 ------------------------------
OPERATIONS:
    Investment income--net...............................................        $   107,256        $   101,261
    Net realized gain on investments.....................................            622,725          1,315,398
    Net unrealized appreciation (depreciation) on investments for the year            33,050           (834,355)
                                                                                 -----------        -----------
        Net Increase In Net Assets Resulting From Operations.............            763,031            582,304
                                                                                 -----------        -----------
DIVIDENDS TO SHAREHOLDERS FROM:
    Investment income--net:
      Investor shares....................................................            (86,136)             --
      Class R shares.....................................................               (373)           (95,131)
    Net realized gain on investments:
      Investor shares....................................................         (1,268,308)             --
      Class R shares.....................................................             (7,780)          (670,815)
                                                                                 -----------        -----------
        Total Dividends..................................................         (1,362,597)          (765,946)
                                                                                 -----------        -----------
CAPITAL STOCK TRANSACTIONS:
    Net proceeds from shares sold:
      Investor shares....................................................          9,095,386              73,438
      Class R shares.....................................................          3,495,761             811,065
    Dividends reinvested:
      Investor shares....................................................              7,800               --
      Class R shares.....................................................          1,326,541            752,008
    Cost of shares redeemed:
      Investor shares....................................................         (8,608,735)           (26,349)
      Class R shares.....................................................         (4,348,365)        (1,062,219)
                                                                                 -----------        -----------
        Increase In Net Assets From Capital Stock Transactions...........            968,388            547,943
                                                                                 -----------        -----------
          Total Increase In Net Assets...................................            368,822            364,301
NET ASSETS:
    Beginning of year....................................................         10,845,141         10,480,840
                                                                                 -----------        -----------
    End of year (including undistributed investment income--net of:
      $107,229 in 1995 and $86,482 in 1994)..............................        $11,213,963        $10,845,141
                                                                                 -----------        -----------
                                                                                 -----------        -----------

                                                                                 Shares
                                                      ----------------------------------------------------------------
                                                           Investor Shares                       Class R Shares
                                                      ------------------------------    ------------------------------
                                                         Year Ended October 31,            Year Ended October 31,
                                                      ------------------------------    ------------------------------
                                                        1995             1994*              1995              1994
                                                      ---------       -----------        ----------       -----------
CAPITAL SHARE TRANSACTIONS:
    Shares sold.........................                835,473             6,054           301,352            65,212
    Shares issued for dividends reinvested                  762               --            129,926            60,719
    Shares redeemed.....................               (789,079)           (2,211)         (378,020)          (87,074)
                                                       --------            -------         --------           -------
      Net Increase In
  Shares Outstanding....................                 47,156             3,843            53,258            38,857
                                                       --------            -------         --------           -------
                                                       --------            -------         --------           -------

-------------------
* The Fund commenced selling Investor shares on April 14, 1994.

                   See notes to financial statements.

Dreyfus European Fund
--------------------------------------------------------------------------
Financial Highlights

    Contained below is per share operating performance data for a share of Capital Stock outstanding, total investment return, ratios to average net assets and other supplemental data for each period indicated. This information has been derived from the Fund's financial statements.

                                                 Investor Shares                          Class R Shares
                                              ----------------------   -------------------------------------------------------
                                              Year Ended October 31,                   Year Ended October 31,
                                              ----------------------   -------------------------------------------------------

PER SHARE DATA:                                1995      1994(1)(2)      1995    1994(2)(3)   1993(4)      1992(4)     1991(4)
                                              ------     -------        ------   -------      -----       -------      -------
    Net asset value, beginning
      of year.....................            $12.50      $11.78        $12.50    $12.70      $10.96       $11.12      $11.01
                                              ------      ------        ------    ------      ------       ------      ------
    Investment Operations:
    Investment income (loss)--net.               .01         .05          .12        .12(5)        .11         12        (.02)
    Net realized and unrealized
      gain (loss) on investments..               .67         .67          .57        .63          1.73       (.10)        .57
                                              ------       -----        ------    ------        ------      -----      ------
      Total from Investment
          Operations..............               .68         .72          .69        .75          1.84        .02         .55
                                              ------      ------        ------    ------        ------     ------      ------
    Distributions;
    Dividends from investment
      income--net..................             (.07)        --          (.10)      (.12)         (.10)        --        (.08)
    Dividends from net realized gain
  on investments..................             (1.51)        --         (1.51)      (.83)         --         (.18)       (.36)
                                              ------      ------        ------    ------        ------     ------      ------
      Total Distributions.........             (1.58)        --         (1.61)      (.95)         (.10)      (.18)       (.44)
                                              ------      ------        ------    ------        ------     ------      ------
    Net asset value, end of year..            $11.60      $12.50        $11.58    $12.50        $12.70     $10.96      $11.12
                                              ------      ------        ------    ------        ------     ------      ------
                                              ------      ------        ------    ------        ------     ------      ------
TOTAL INVESTMENT RETURN ..........              7.16%      6.11%(6)       7.29%     5.97%        16.88%       .16%       5.12%
RATIOS/SUPPLEMENTAL DATA:
    Ratio of operating expenses to
      average net assets..........              2.00%      2.00%(7)       1.75%     1.75%(8)      1.83%(8)   1.57%(8)    1.67%
    Ratio of net investment income
      (loss) to average net assets               .45%       .73%(7)       1.02%      .98%(8)       .59%(8)    .92%(8)    (.16%)
    Portfolio Turnover Rate.......             41.66%     46.00%(6)      41.66%    46.00%        12.00%      7.00%       5.00%
    Net Assets, end of year
      (000's Omitted).............              $591        $48         $10,62   $10,797       $10,481    $15,648     $17,204

--------------
(1) The Fund commenced selling Investor shares on April 14, 1994.
(2) Based on average shares outstanding.
(3) On October 17, 1994, the Fund's Trust shares were reclassified as Class R shares. The Fund has had the following investment advisers: CCF International Finance Corporation (January 5, 1987 to October 31, 1993); Mellon Bank N.A. (November 1, 1993 to October 16, 1994); and The Dreyfus Corporation (October
17, 1994 to present).
(4) Audited by Tait, Weller & Baker, Certified Public Accountants.
(5) Net investment income before expenses reimbursed by the investment adviser was $.09 for the year ended October 31, 1994.
(6) Not annualized.
(7) Annualized.
(8) For the year ended October 31, 1994, the ratio of operating expenses to average net assets before reimbursement of expenses by the investment adviser was 2.02%. For the years ended October 31, 1993 and 1992, the ratio of operating expenses and the ratio of net investment income to average net assets on an annualized basis before reimbursement of expenses by CCF International Finance Corp. were 2.41% and .01%; and 1.82% and .67%, respectively.

                  See notes to financial statements.

Dreyfus European Fund
-------------------------------------------------------------------
NOTES TO FINANCIAL STATEMENTS

NOTE 1--Significant Accounting Policies:

    The Dreyfus/Laurel Funds, Inc. (the "Company") is registered under the Investment Company Act of 1940 ("Act") as a diversified open-end management investment company and operates as a series company currently offering sixteen Series including the Dreyfus European Fund (the "Fund"). The Dreyfus Corporation ("Manager") serves as the Fund's investment adviser. The Manager is a direct subsidiary of Mellon Bank, N.A. ("Mellon Bank").

    Premier Mutual Fund Services, Inc. (the "Distributor") acts as the distributor of the Fund's shares. The Distributor, located at One Exchange Place, Boston, Massachusetts 02109, is a wholly-owned subsidiary of FDI Distribution Services, Inc., a provider of mutual fund administration services, which in turn is a wholly-owned subsidiary of FDI Holdings, Inc., the parent company of which is Boston Institutional Group, Inc.

    The Fund is currently authorized to issue two classes of shares: Investor shares and Class R shares. Investor shares are sold primarily to retail investors and bear a distribution fee. Class R shares are sold primarily to bank trust departments and other financial service providers (including Mellon Bank and its affiliates) acting on behalf of customers having a qualified trust or investment account or relationship at such institution, and bear no distribution fee. Each class of shares has identical rights and privileges, except with respect to the distribution fee and voting rights on matters affecting a single class. The Company has the authority to issue 25 billion shares of capital stock with a par value of $.001.

    Investment income, net of expenses (other than class specific expenses) and realized and unrealized gains and losses are allocated daily to each class of shares based upon the relative proportion of net assets of each class.

    (a) Portfolio Valuation: Investments in securities are valued at the last sales price on the securities exchange on which such securities are primarily traded or at the last sales price on the national securities market. Securities not listed on an exchange or the national securities market, or securities for which there were no transactions, are valued at the average of the most recent bid and asked prices. Bid price is used when no asked price is available. Securities for which there are no such valuations are valued at fair value as determined in good faith under the direction of the Board of Directors. Investments denominated in foreign currencies are translated to U.S. dollars at the prevailing rates of exchange. Forward currency exchange contracts are valued at the offsetting rate.

    (b) Securities Transactions and Investment Income: Securities transactions are recorded on a trade date basis. Realized gain and loss from securities transactions are recorded on the identified cost basis. Dividend income is recognized on the ex-dividend date and interest income, including, where applicable, amortization of discount on investments, is recognized on the accrual basis.

    (c) Foreign Currency Transactions: The Fund does not isolate that portion of the results of the operations resulting from changes in foreign exchange rates on investment from the fluctuations arising from changes in the market prices of securities held. Such fluctuations are included with the net realized and unrealized gain or loss from investments.

    Net realized foreign exchange gains or losses arise from sales and maturities of short-term securities, sales of foreign currencies, currency gains or losses realized on securities transactions, the difference

Dreyfus European Fund
-------------------------------------------------------------------------
NOTES TO FINANCIAL STATEMENTS (continued)

between the amount of dividends, interest, and foreign withholding taxes recorded on the Fund's books, and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from changes in the value of assets and liabilities other than investments in securities, resulting from changes in exchange rates. Such gains and losses are included with net realized and unrealized gain or loss on investments.

    (d) Forward Currency Exchange Contracts: The Fund enters into forward currency exchange contracts in order to hedge its exposure to changes in foreign currency exchange rates on its foreign portfolio holdings. When executing forward currency exchange contracts, the Fund is obligated to buy or sell a foreign currency at a specified rate on a certain date in the future. With respect to sales of forward currency exchange contracts, the Fund would incur a loss if the value of the contract increases between the date the forward contract is opened and the date the forward contract is closed. The Fund realizes a gain if the value of the contract decreases between those dates. With respect to purchases of forward currency exchange contracts, the Fund would incur a loss if the value of the contract decreases between the date the forward contract is opened and the date the forward contract is closed. The Fund realizes a gain if the value of the contract increases between those dates. The Fund is also exposed to credit risk associated with counter party nonperformance on these forward currency exchange contracts which is typically limited to the unrealized gains on such contracts that are recognized in the statement of assets and liabilities. At October 31, 1995, the following summarizes open currency exchange contracts.

                                                            Foreign                      U.S. Dollar
                                                            Currency                        Value           Unrealized
Forward Currency Sale Contracts                              Amount      Proceeds          10/31/95       (Depreciation)
--------------------------------                           ---------     ---------       -----------      -------------
German Deutsche Marks, expiring 3/5/96........                14,514        $10,000         $10,370        $  (370)


    (e) Distributions to Shareholders: Dividends are recorded on the ex-dividend date. Dividends from investment income-net and dividends from net realized capital gain are normally declared and paid annually, but the Fund may make distributions on a more frequent basis to comply with the distributio n requirements of the Internal Revenue Code. To the extent that net realized capital gain can be offset by capital loss carryovers, if any, it is the policy of the Fund not to distribute such gain.

    (f) Federal Income Taxes: It is the policy of the Fund to continue to qualify as a regulated investment company, if such qualification is in the best interests of its shareholders, by complying with the applicable provisions of the Internal Revenue Code, and to make distributions of taxable income sufficient to relieve it from substantially all Federal income and excise taxes.

    NOTE 2--Investment Management Fee and Other Transactions with Affiliates:

    (a) Investment Management Fee: Pursuant to an Investment Management agreement with the Manager, the Manager provides or arranges for one or more third parties and or affiliates to provide investment advisory, administrative, custody, fund accounting and transfer agency services to the Fund. The Manager also directs the investments of the Fund in accordance with its investment objective, policies and limitations. For these services, the Fund is contractually obligated to pay the Manager a fee, calculated daily and paid monthly, at the annual rate of 1.75% of the value of the Fund's average daily net assets. Out of its fee, the Manager pays all of the expenses of the Fund except brokerage fees, taxes,

Dreyfus European Fund
--------------------------------------------------------------------------
NOTES TO FINANCIAL STATEMENTS (continued)

interest, Rule 12b-1 distribution fees and expenses, fees and expenses of non-interested Directors (including counsel fees) and extraordinary expenses. In addition, the Manager is required to reduce its fee in an amount equal to the Fund's allocable portion of fees and expenses of the non-interested Directors (including counsel).

    (b) Sub-Advisory Agreement: S.A.M. Finance, S.A. (the "Sub-Advisor"), a wholly-owned subsidiary of Credit Commercial de France, serves as the Fund's Sub-Advisor pursuant to a sub-advisory agreement among the Fund, the Sub-Advisor and the Manager. For its services, the Sub-Advisor is paid an annual fee of .25% of the value of the Fund's average daily net assets and is paid by the Manager out of its fee.

    (c) Distribution Plan: The Fund has adopted a distribution plan (the "Plan") pursuant to Rule 12b-1 under the 1940 Act relating to its Investor shares. Under the Plan, the Fund may pay annually up to .25% of the value of the average daily net assets attributable to its Investor shares to compensate the Distributor and Dreyfus Service Corporation, an affiliate of the Manager, for shareholder servicing activities and the Distributor for activities primarily intended to result in the sale of Investor shares. The Class R shares bear no distribution fee. For the year ended October 31, 1995, the distribution fee for the Investor shares was $786.

    Under its terms, the Plan shall remain in effect from year to year, provided such continuance is approved annually by a vote of majority of those Directors who are not "interested persons" of the Investment Company and who have no direct or indirect financial interest in the operation of the Plan or in any agreement related to the Plan.

    (d) Directors' Fees: Each director who is not an "interested person" as defined in the Act receives $27,000 per year, $1,000 for each Board meeting attended and $750 for each Audit Committee attended and is reimbursed for travel and out-of-pocket expenses. These expenses are paid in total by the following funds: the Dreyfus/Laurel Funds, Inc., the Dreyfus/Laurel Tax-Free Municipal Funds, and the Dreyfus/Laurel Funds Trust. In addition the Chairman of the Board receives an annual fee of $75,000 per year. These fees and expenses are charged and allocated to each series based on net assets.

NOTE 3--Securities Transactions:

    The aggregate amount of purchases and sales of investment securities, excluding short-term securities and forward currency exchange contracts, during the year ended October 31, 1995 amounted to $4,334,094 and $4,650,276, respectively.

    At October 31, 1995, accumulated net unrealized appreciation on investments and forward foreign currency contracts was $1,538,182, consisting of $2,063,258 gross unrealized appreciation and $525,076 gross unrealized depreciation, excluding foreign currency transactions.

    At October 31, 1995, the cost of investments for Federal income tax purposes was substantially the same as the cost for financial reporting purposes (see the Statement of Investments).

Dreyfus European Fund
--------------------------------------------------------------------------
Independent Auditors Report
The Board of Directors and Shareholders

The Dreyfus/Laurel Funds, Inc.:

    We have audited the accompanying statement of assets and liabilities of the Dreyfus European Fund of The Dreyfus/Laurel Funds, Inc., including the statement of investments, as of October 31, 1995, and the related statement of operations for the year then ended, the statement of changes in net assets and the financial highlights for each of the years in the two year period then ended. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits. The financial highlights for the three year period ended October 31, 1993 were audited by other auditors whose report thereon, dated November 30, 1993 expressed an unqualified opinion on those financial highlights.

    We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of October 31, 1995, by correspondence with the custodian and brokers. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

    In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the Dreyfus European Fund of The Dreyfus/Laurel Funds, Inc., as of October 31, 1995, and the results of its operations for the year then ended, and the changes in its net assets and the financial highlights for each of the years in the two year period then ended, in conformity with generally accepted accounting principles.

                                       KPMG Peat Marwick LLP

Pittsburgh, Pennsylvania
December 15, 1995

Dreyfus European Fund
------------------------------------------------------------------------
Important Tax Information (Unaudited)

    In accordance with Federal tax law, the Fund hereby makes the following designations regarding its fiscal year ended October 31, 1995:

    --the $1.3202 per share paid by the Fund on December 29, 1994, represents a long-term capital gain distribution, and

    --the Fund elects to provide each shareholder with their portion of the Fund's foreign taxes paid and the income sourced from foreign countries. Accordingly,

      --the total amount of taxes paid to foreign countries was $47,170 and

      --the total amount of income sourced from foreign countries was $110,815.

    As required by Federal tax law rules, shareholders will receive notification of their proportionate share of foreign taxes paid and foreign source income for the 1995 calendar year with Form 1099-DIV which will be mailed by January 31, 1996.

Dreyfus European Fund
200 Park Avenue
New York, NY 10166

Manager
The Dreyfus Corporation
200 Park Avenue
New York, NY 10166

Custodian
Mellon Bank
One Mellon Bank Center
Pittsburgh, Pennsylvania 15258

Administrator
The Dreyfus Corporation
200 Park Avenue
New York, NY 10166

Transfer Agent &
Dividend Disbursing Agent
First Data Investor Services Group, Inc.
P.O. Box 9671
Providence, RI 02940


Further information is contained in the Prospectus, which must precede or accompany this report.


Printed in U.S.A.                       708/308AR9510